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[BancBoston Leasing LOGO]


                                CHATTEL LEASING
                                PROMISSORY NOTE

$785,862.40                                                     January 29, 1996

     For value received, the undersigned hereby promises to pay to BANCBOSTON LEASING INC. ("BancBoston"), or order, at its head office at 100 Federal Street, Boston, Massachusetts 02110 or at such other place as BancBoston may designate, the principal amount of seven hundred eighty five thousand eight hundred and sixty two 40/100 DOLLARS ($785,862.40) with interest thereon, payable as follows: (i) interest at the rate set forth below on the principal amount advanced hereunder from the date of such advance through the last day of the month in which such advance is made payable on May 1, 1996 and thereafter (ii) 33 equal installments of principal and interest of $26,680.03 each beginning on May 1, 1996. Monthly payments shall be applied first to accrued interest and the remaining portion to principal. All payments hereunder shall be made in lawful money of the United States of America and in immediately available funds to the account of BancBoston at said head office. Interest on the unpaid principal amount outstanding hereunder shall be payable at a rate per annum equal to eight 19/100 percent (8.19%).

     Interest shall be computed on the basis of a 360-day year. Overdue payments of principal (whether at stated maturity, by acceleration or otherwise), and, to the extent permitted by law, overdue interest, shall bear interest, compounded monthly and payable on demand in lawful money of the United States of America and in immediately available funds, at a rate per annum equal to the interest rate applicable to this Chattel Leasing Promissory Note ("Promissory Note") plus 4%.

     Whenever payment hereunder is to be made on a day other than BancBoston's business day, such payment shall be due and payable on the immediately following business day for BancBoston.

     This Promissory Note is issued pursuant to, and entitled to the benefits of, and is subject to, and the obligations of the undersigned hereunder are secured by the provisions of a certain Security Agreement of even date herewith by and between the undersigned and BancBoston (herein, as the same may from time to time be amended or extended, referred to as the "Agreement"), but neither this reference to the Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the undersigned maker of this Promissory Note to pay the principal of and interest on this Promissory Note as herein provided.

     In case a default in the payment of any amounts under this Promissory Note or under the Agreement shall occur, the aggregate unpaid principal of and accrued interest on this Promissory Note may become or may be declared to be due and payable in the manner and with the effect provided in the Agreement and BancBoston may exercise any rights or pursue any remedies provided for herein, in the Agreement or under applicable law.

     If a proceeding is brought or efforts made to collect this Promissory Note, BancBoston shall be entitled to collect all reasonable costs and expenses of such collection efforts or proceeding, including but not limited to reasonable attorneys' fees.

     The undersigned may at its option prepay all or any part of the principal of this Promissory Note before maturity, which payments shall be applied in the inverse order of the maturity of installments of principal hereunder provided, however, that if any portion of the principal amount of this Promissory Note is prepaid for any reason, whether voluntarily or as a result of acceleration of the indebtedness evidenced hereby or otherwise, the undersigned shall pay to BancBoston simultaneously with such prepayment, as a prepayment fee an amount determined in accordance with the following formula:


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     L = (R-T) x PxD
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             360
     L = amounts payable to BancBoston as a prepayment fee
     R = interest rate payable under this Promissory Note
     T = effective interest rate at which United States Treasury instruments maturing on the maturity date of this loan and in the same amount as this loan can be purchased by The First National Bank of Boston on the day of such repayment
     P = the amount of principal prepaid
     D = the number of days remaining until maturity of this loan as of the date of such prepayment

     All funds advanced hereunder which have been repaid may not be reborrowed.

     The undersigned maker hereby waives presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Promissory Note. No delay or omission on the part of the holder of this Promissory Note shall operate as a waiver of such right or any other right under this Promissory Note. No waiver shall be effective unless in writing and signed by the holder of this Promissory Note, and any such waiver shall not be construed as a bar to or waiver of any right on any future occasion.

     This instrument shall have the effect of an instrument executed under seal and shall be governed by the laws of The Commonwealth of Massachusetts without giving effect to the conflicts of law provisions thereof.


                                           KOPIN CORPORATION

                                           By:  /s/ PAUL J. MITCHELL
                                              ---------------------------------
                                                    Paul J. Mitchell

                                           Title: CFO
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Address: 695 Myles Standish Blvd.
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         Number       Street

         Taunton
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                   City

         MA                  02780
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             State           Zip Code